                                                                     Exhibit 10P

                               SEVERANCE AGREEMENT


     THIS SEVERANCE AGREEMENT is made as of the ______ day of ___________, __________, between Apogee Enterprises, Inc., a Minnesota corporation, with its principal offices at Norwest Financial Center, 7900 Xerxes Avenue South, Suite 1800, Minneapolis, Minnesota 55431 (the "Company") and ____________ ("Executive"), residing at _______________________________.


                          W I T N E S S E T H   T H A T:

     WHEREAS, this Agreement is intended to specify the financial arrangements that the Company will provide to Executive upon Executive's separation from employment with the Company and all subsidiaries of the Company (collectively, the "Apogee Entities") under any of the circumstances described herein; and

     WHEREAS, this Agreement is entered into by the Company in the belief that it is in the best interests of the Company and its shareholders to provide stable conditions of employment for Executive notwithstanding the possibility, threat or occurrence of certain types of change in control, thereby enhancing the Company's ability to attract and retain highly qualified people.

     NOW, THEREFORE, to assure the Company that it will have the continued dedication of Executive notwithstanding the possibility, threat or occurrence of a bid to take over control of the Company, and to induce Executive to remain in the employ of the Apogee Entities, and for other good and valuable consideration, the Company and Executive agree as follows:

     1. Term of Agreement. The term of this Agreement shall commence on the date hereof as first written above and shall continue through December 31, 2000; provided that commencing on January 1, 2001 and each January 1 thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than September 30 of the preceding year, the Board of Directors of the Company (a majority of which, at such time, shall be composed of Continuing Directors) shall have authorized, by majority vote, management of the Company to give notice to Executive, and the Company shall have given such notice, that the Company does not wish to extend this Agreement; and provided, further, that, notwithstanding any such notice by the Company not to extend, this Agreement shall continue in effect for a period of 24 months beyond the term provided herein if a Change in Control (as defined in Section 3(i) hereof) shall have occurred during such term.

     2. Termination of Employment

          (i) Prior to a Change in Control. Prior to a Change in Control, any Apogee Entity may terminate Executive from employment with such Apogee Entity at will, with or without Cause (as defined in Section 3(iii) hereof), at any time. Executive's rights upon termination of employment from all Apogee Entities prior to a Change in Control shall be governed by the employing Apogee Entity's standard employment termination policy applicable to Executive in effect at the time of termination.

          (ii) After a Change in Control

               (a) From and after the date of a Change in Control during the term of this Agreement, neither the Company nor the Apogee Entity then employing Executive shall terminate Executive from employment with the Company or any Apogee Entity except as provided in this Section 2(ii) or as a result of Executive's Disability (as defined in Section 3(iv) hereof) or his death.

               (b) From and after the date of a Change in Control during the term of this Agreement, the Company (or the other Apogee Entity then employing Executive) shall have the right to terminate Executive from employment with the Apogee Entities at any time during the term of this Agreement for Cause, by written notice to Executive, specifying the particulars of the conduct of Executive forming the basis for such termination, such notice to be effective on the 30th day following delivery thereof to Executive if Executive has not substantially cured the conduct identified in such notice.

               (c) From and after the date of a Change in Control during the term of this Agreement: (I) the Company (or the other Apogee Entity then employing Executive) shall have the right to terminate Executive's employment without Cause, at any time; and (II) Executive shall, upon the occurrence of such a termination by the Company or such other Apogee Entity without Cause, or upon the voluntary termination of Executive's employment by Executive for Good Reason (as defined in Section 3(ii) hereof), or upon Executive's voluntary termination of his employment with the Company or such other Apogee Entity for any reason during the 30-consecutive-day period commencing on the first anniversary of the date on which the Change in Control shall have occurred and ending on the 30th day immediately following the first anniversary on which the Change in Control occurs, be entitled to receive the benefits provided in Section 4 hereof. Executive shall evidence a voluntary termination for Good Reason by written notice to the Company given within 60 days after the date of the occurrence of any event that Executive knows or should reasonably have known constitutes Good Reason for voluntary termination. Such notice need only identify Executive and set forth in reasonable detail the facts and circumstances claimed by Executive to constitute Good Reason.

     3. Definitions

          (i) A "Change in Control" shall mean:

               (a) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or successor provision thereto, whether or not the Company is then subject to such reporting requirement including, without limitation, any of the following events:

                    (I) the consummation of any consolidation or merger of the
               Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the consolidation or merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or

                    (II) any sale, lease, exchange or other transfer (in one
               transaction or a series of related transactions) of all, or substantially all, of the assets of the Company;

               (b) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities;

               (c) the Continuing Directors (as defined in Section 3(v) hereof) cease to constitute a majority of the Company's Board of Directors; or

               (d) the majority of the Continuing Directors determine in their sole and absolute discretion that there has been a change in control of the Company.

          (ii) "Good Reason" shall mean the occurrence of any of the following events, except for the occurrence of such an event in connection with the termination or reassignment of Executive's employment by the Company (or any other Apogee Entity then employing Executive) for Cause, for Disability or for death:

               (a) the assignment to Executive of employment duties or responsibilities which are not of comparable responsibility and status as the employment duties and responsibilities held by Executive immediately prior to a Change in Control, or a change in Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of Executive from or any failure to reelect or reappoint Executive to any of such positions, except in connection with the termination of his employment for Disability, retirement or Cause, or as a result of Executive's death, or by Executive other than for Good Reason;

               (b) a reduction by the Company (or any other Apogee Entity then employing Executive) in Executive's base salary as in effect immediately prior to a Change in Control or as the same may be increased from time to time during the term of this Agreement or the Company's (or any other Apogee Entity then employing Executive) failure to increase Executive's base salary (within 12 months of Executive's last increase in base salary) after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the average percentage increase in base salary for all executive officers of the Company effected during the preceding 12 months;

               (c) any failure by the Company (or any other Apogee Entity then employing Executive) to continue in effect any incentive plan or arrangement (including, without limitation, any incentive compensation plan, long-term incentive plan, bonus or contingent bonus arrangements or credits, the right to receive performance awards, or similar incentive compensation benefits) in which Executive is participating, or is eligible to participate, at the time of a Change in Control of the Company (or any other plans or arrangements providing Executive with substantially similar benefits) or the taking of any action by the Company (or such other Apogee Entity), including an amendment or modification to any such plan or arrangement (except as may be required by applicable law), which would adversely affect Executive's participation in any such plan or arrangement;

               (d) the Company's (or any other Apogee Entity then employing Executive) requiring Executive to be based anywhere other than within 50 miles of Executive's office location immediately prior to a Change in Control, except for requirements of temporary travel on the Company's business to an extent substantially consistent with Executive's business travel obligations immediately prior to a Change in Control;

               (e) except to the extent otherwise required by applicable law, the failure by the Company (or any other Apogee Entity then employing Executive) to continue in effect any benefit or compensation plan, stock ownership plan, stock purchase plan, bonus plan, life insurance plan, health-and-accident plan or disability plan in which Executive is participating or is eligible to participate immediately prior to a Change in Control (or plans providing Executive with substantially similar benefits), the taking of any action by the Company (or such other Apogee Entity) which would adversely affect Executive's participation in, or materially reduce Executive's benefits under, any of such plans or deprive Executive of any material fringe benefit enjoyed by Executive immediately prior to such Change in Control;

               (f) the failure by the Company (or any other Apogee Entity then employing Executive) to provide Executive with the number of paid vacation days to which Executive is entitled immediately prior to such Change in Control in accordance with the Company's (or any other Apogee Entity's) vacation policy as then in effect;

               (g) the failure by the Company to obtain, as specified in Section 5(i) hereof, an assumption of the obligations of the Company to perform this Agreement by any successor to the Company; or

               (h) any material breach by the Company of this Agreement.

          (iii) "Cause" shall mean termination by the Company (or any other Apogee Entity then employing Executive) of Executive's employment based upon (a) the willful and continued failure by Executive substantially to perform his duties and obligations (other than any such failure resulting from his incapacity due to physical or mental illness or any such actual or anticipated failure resulting from Executive's termination for Good Reason) or (b) the willful engaging by Executive in misconduct which is materially injurious to the Company, monetarily or otherwise. For purposes of this Section 3(iii), no action or failure to act on Executive's part shall be considered "willful" unless done, or omitted to be done, by Executive in bad faith and without reasonable belief that his action or omission was in the best interests of the Company.

          (iv) "Disability" shall mean any physical or mental condition which would qualify Executive for a disability benefit under any long-term disability plan maintained by the Company (or any other Apogee Entity then employing Executive) either before or after a Change in Control.

          (v) "Continuing Director" shall mean any person who is a member of the Board of Directors of the Company, who is not an Acquiring Person (as hereinafter defined) or an Affiliate or Associate (as hereinafter defined) of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who (a) was a member of the Board of Directors on the date of this Agreement as first written above or (b) subsequently becomes a member of the Board of Directors, if such person's initial nomination for election or initial election to the Board of Directors is recommended or approved by a majority of the Continuing Directors. For purposes of this Section 3(v): "Acquiring Person" shall mean any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who or which, together with all Affiliates and Associates of such person, is the Beneficial Owner of 10% or more of the shares of Common Stock of the Company then outstanding, but shall not include the Company, any subsidiary of the Company or any Executive benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of Common Stock organized, appointed or established for, or pursuant to the terms of, any such plan; and "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

     4. Benefits upon Termination under Section 2(ii)(c) After a Change in
Control

          (i) Upon the termination (voluntary or involuntary) of the employment of Executive pursuant to Section 2(ii)(c) hereof, Executive shall be entitled to receive the benefits specified in this Section 4. The amounts due to Executive under subparagraphs (a), (b), (c) or (d) of this Section 4(i) shall be paid to Executive not later than one business day prior to the date that the termination of Executive's employment becomes effective (the "Employment Termination Date"). All benefits to Executive pursuant to this Section 4(i) shall be subject to any applicable income, payroll or other taxes required by law to be withheld.

               (a) The Company shall pay to Executive (x) the full base salary earned by him and unpaid through the date that the termination of Executive's employment becomes effective, at the rate in effect at the time written notice of termination (voluntary or involuntary) was given, (y) any amount earned by Executive as a bonus with respect to the fiscal year of the Company preceding the termination of his employment if such bonus has not theretofore been paid to Executive, and (z) an amount representing credit for any vacation earned or accrued by him but not taken;

               (b) In lieu of any further base salary payments to Executive for periods subsequent to the date that the termination of Executive's employment becomes effective, the Company shall pay as severance pay to Executive (a "Severance Payment") a lump-sum cash amount equal to the sum of:

                    (I) an amount equal to the bonus Executive earned with
               respect to the fiscal year of the Company preceding the termination of his employment, or Executive's maximum target bonus for the fiscal year in which the Employment Termination Date occurs, whichever is greater (the "Target Bonus"), multiplied by a fraction, the numerator of which is equal to the number of full months in the year Executive terminates employment that have elapsed at the Employment Termination Date, and the denominator of which is twelve (12), plus

                    (II) the sum of Executive's (A) annual base salary (as in
               effect in the month preceding the month in which the termination becomes effective or as in effect in the month preceding the Change in Control, whichever is higher) and (B) the Target Bonus;

               (c) Notwithstanding any provision to the contrary in the Amended and Restated 1987 Apogee Enterprises, Inc. Partnership Plan (the "Partnership Plan") (or in any other agreement or plan in existence between the Company and Executive at the Employment Termination Date), any rights Executive may have at any time under the Partnership Plan and which are deferred at the time of the Employment Termination Date shall immediately become vested and the Company shall pay to Executive any amounts due or which have been promised under the Partnership Plan to Executive;

               (d) The Company shall also pay to Executive all legal fees and expenses incurred by Executive as a result of such termination of employment (including all fees and expenses, if any, incurred by Executive in seeking to obtain or enforce any right or benefit provided to Executive by this Agreement whether by arbitration or otherwise);

               (e) Notwithstanding any other agreement in existence between the Company and Executive at the Employment Termination Date, all stock options or shares of restricted stock owned or held by Executive or promised to be payable to Executive by the Company shall be immediately vested in Executive without further restriction and Executive shall be treated at that time as the unrestricted owner of such Company stock options and stock, subject to applicable constraints under federal and state securities laws; and

               (f) Any and all contracts, agreements or arrangements between the Company and/or any other Apogee Entity and Executive prohibiting or restricting Executive from owning, operating, participating in, or providing employment or consulting services to, any business or company competitive with the Company or such other Apogee Entity at any time or during any period after the Employment Termination Date, shall be deemed terminated and of no further force or effect as of the Employment Termination Date, to the extent, but only to the extent, such contracts, agreements or arrangements so prohibit or restrict Executive; provided that, the foregoing provision shall not constitute a license or right to use any proprietary information of the Company or such other Apogee Entity and shall in no way affect any such contracts, agreements or arrangements insofar as they relate to nondisclosure and nonuse of proprietary information of the Company or such other Apogee Entity notwithstanding the fact that such nondisclosure and nonuse may prohibit or restrict Executive in certain competitive activities.

          (ii) Executive shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise. The amount of any payment or benefit provided in this Section 4 shall not be reduced by any compensation earned by Executive as a result of any employment by another employer.

          (iii) Upon the occurrence of a Change in Control, the Company shall cause its independent auditors promptly to review, at the Company's sole expense, the applicability of Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") to the "Total Payments" (as defined in Section 4(iv) below) to be received by Executive. If such auditors determine that, after taking into account the provisions of Section 4(iv) hereof, any of the Total Payments would be subject to the excise tax imposed by Section 4999 of the Code, or any interest or penalties with respect to such tax (such excise tax, together with interest and penalties, are collectively referred to as the "Excise Tax"), then, in addition to any amounts payable under foregoing provisions of this Section 4, the Company shall pay an additional cash payment (a "Gross-Up Payment") within 30 days of such determination equal to the Excise Tax imposed on the Total Payments, including any Excise Tax or any other income taxes that may be imposed on such Gross-Up Payment. If no determination by the Company's auditors is made prior to the time a tax return reflecting the Total Payments is required to be filed by Executive, Executive will be entitled to receive a Gross-Up Payment calculated on the basis of the Total Payments reported by him in such tax return, within 30 days of the filing of such tax return. In all events, if any tax authority determines that a greater Excise Tax should be imposed on the Total Payments than is determined by the Company's independent auditors or reflected in Executive's tax return pursuant to this subparagraph (iii), Executive shall be entitled to receive the full Gross-Up Payment calculated on the basis of the amount of Excise Tax determined to be payable by such tax authority from the Company within 30 days of such determination.

          (iv) As used herein, "Total Payments" shall mean, collectively, any payment or benefit received or to be received by Executive in connection with a Change in Control of the Company or termination of Executive's employment (whether payable pursuant to the terms of this Agreement or any other plan, contract, agreement or arrangement with the Company, with any person whose actions result in a Change in Control of the Company or with any person constituting a member of an "affiliated group" as defined in
     Section 280G(d)(5) of the Code) with the Company or with any person whose actions result in a Change in Control of the Company. For purposes of calculating Total Payments, (a) no portion of the Total Payments the receipt or enjoyment of which Executive shall have effectively waived in writing prior to the date of payment of the Severance Payment shall be taken into account; (b) no portion of the

     Total Payments shall be taken into account which in the opinion of tax counsel selected by the Company and acceptable to Executive does not constitute a "parachute payment" within the meaning of Section 280G(b)(2) of the Code; (c) the value of any benefit provided by Section 4(i)(f) of this Agreement shall not be taken into account in computing Total Payments; and (d) the value of any other non-cash benefit or of any deferred cash payment included in the Total Payments shall be determined by the Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. In case of uncertainty as to whether all or some portion of a payment is or is not payable to Executive under this Agreement, the Company shall initially make the payment to Executive, and Executive agrees to refund to the Company any amounts ultimately determined not to have been payable under the terms hereof.

     5. Successors and Binding Agreement

          (i) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), by agreement in form and substance satisfactory to Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Executive to compensation from the Company in the same amount and on the same terms as Executive would be entitled hereunder if Executive terminated his employment after a Change in Control for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Employment Termination Date. As used in this Agreement, "Company" shall mean the Company and any successor to its business and/or assets which executes and delivers the agreement provided for in this Section 5(i) or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

          (ii) This Agreement is personal to Executive, and Executive may not assign or transfer any part of his rights or duties hereunder, or any compensation due to him hereunder, to any other person. Notwithstanding the foregoing, this Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, heirs, distributees, devisees and legatees.

     6. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in the Minneapolis-St. Paul metropolitan area, in accordance with the applicable rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. In the event that Executive engages counsel to arbitrate any dispute hereunder (which arbitration results in an award to Executive of any kind) or to enforce such an award, all costs and expenses incurred by Executive, including reasonable attorney's fees and expenses, with respect to such arbitration or enforcement thereof shall be reimbursed to Executive by the Company promptly upon Executive's submission of a request therefor.

     7. Modification; Waiver. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in a writing signed by Executive and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

     8. Notice. All notices, requests, demands and all other communications required or permitted by either party to the other party by this Agreement (including, without limitation, any notice of termination of employment and any notice of an intention to arbitrate) shall be in writing and shall be deemed to have been duly given when delivered personally or received by certified or registered mail, return receipt requested, postage prepaid, at the address of the other party, as first written above (directed to the attention of the Board of Directors and Corporate Secretary in the case of the Company). Either party hereto may change its address for purposes of this Section 8 by giving 15 days' prior notice to the other party hereto.

     9. Severability. If any term or provision of this Agreement or the application hereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     10. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11. Governing Law. This Agreement has been executed and delivered in the State of Minnesota and shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota, including all matters of construction, validity and performance.

     12. Effect of Agreement; Entire Agreement. The Company and Executive understand and agree that this Agreement is intended to reflect their agreement only with respect to payments and benefits upon termination in certain cases and is not intended to create any obligation on the part of either party to continue employment. This Agreement supersedes any and all other oral or written agreements or policies made relating to the subject matter hereof and constitutes the entire agreement of the parties relating to the subject matter hereof; provided that this Agreement shall not supersede or limit in any way Executive's rights under any benefit plan, program or arrangements in accordance with their terms.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by a duly authorized director and officer, and Executive has hereunto set his hand, all as of the date first written above.

                                       APOGEE ENTERPRISES, INC.


                                       By
                                          --------------------------------------
                                          Russell Huffer
                                          Its Chief Executive Officer and
                                          President



                                       EXECUTIVE


                                       -----------------------------------------

                                       -----------------------------------------

                               SEVERANCE AGREEMENT


         THIS SEVERANCE AGREEMENT is made as of the _____ day of___________, __________, between Apogee Enterprises, Inc., a Minnesota corporation, with its principal offices at Norwest Financial Center, 7900 Xerxes Avenue South, Suite 1800, Minneapolis, Minnesota 55431 (the "Company") and
___________________________________ ("Executive"),
_____________________________________.

                          W I T N E S S E T H T H A T:

         WHEREAS, this Agreement is intended to specify the financial arrangements that the Company will provide to Executive upon Executive's separation from employment with the Company and all subsidiaries of the Company (collectively, the "Apogee Entities") under any of the circumstances described herein; and

         WHEREAS, this Agreement is entered into by the Company in the belief that it is in the best interests of the Company and its shareholders to provide stable conditions of employment for Executive notwithstanding the possibility, threat or occurrence of certain types of change in control, thereby enhancing the Company's ability to attract and retain highly qualified people.

         NOW, THEREFORE, to assure the Company that it will have the continued dedication of Executive notwithstanding the possibility, threat or occurrence of a bid to take over control of the Company, and to induce Executive to remain in the employ of the Apogee Entities, and for other good and valuable consideration, the Company and Executive agree as follows:

         1. Term of Agreement. The term of this Agreement shall commence on the date hereof as first written above and shall continue through December 31, 2000; provided that commencing on January 1, 2001 and each January 1 thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than September 30 of the preceding year, the Board of Directors of the Company (a majority of which, at such time, shall be composed of Continuing Directors) shall have authorized, by majority vote, management of the Company to give notice to Executive, and the Company shall have given such notice, that the Company does not wish to extend this Agreement; and provided, further, that, notwithstanding any such notice by the Company not to extend, this Agreement shall continue in effect for a period of 24 months beyond the term provided herein if a Change in Control (as defined in Section 3(i) hereof) shall have occurred during such term.

         2. Termination of Employment

         (i) Prior to a Change in Control. Prior to a Change in Control, any Apogee Entity may terminate Executive from employment with such Apogee Entity at will, with or without Cause (as defined in Section 3(iii) hereof), at any time. Executive's rights upon termination of employment from all Apogee Entities prior to a Change in Control shall be governed by the employing Apogee Entity's standard employment termination policy applicable to Executive in effect at the time of termination.

         (ii) After a Change in Control

                  (a) From and after the date of a Change in Control during the term of this Agreement, neither the Company nor the Apogee Entity then employing Executive shall terminate Executive from employment with the Company or any Apogee Entity except as provided in this Section 2(ii) or as a result of Executive's Disability (as defined in Section 3(iv) hereof) or his death.

                  (b) From and after the date of a Change in Control during the term of this Agreement, the Company (or the other Apogee Entity then employing Executive) shall have the right to terminate Executive from employment with the Apogee Entities at any time during the term of this Agreement for Cause, by written notice to Executive, specifying the particulars of the conduct of Executive forming the basis for such termination, such notice to be effective on the 30th day following delivery thereof to Executive if Executive has not substantially cured the conduct identified in such notice.

                  (c) From and after the date of a Change in Control during the term of this Agreement: (I) the Company (or the other Apogee Entity then employing Executive) shall have the right to terminate Executive's employment without Cause, at any time; and (II) Executive shall, upon the occurrence of such a termination by the Company or such other Apogee Entity without Cause, or upon the voluntary termination of Executive's employment by Executive for Good Reason (as defined in Section 3(ii) hereof), or upon Executive's voluntary termination of his employment with the Company or such other Apogee Entity for any reason during the 30-consecutive-day period commencing on the first anniversary of the date on which the Change in Control shall have occurred and ending on the 30th day immediately following the first anniversary on which the Change in Control occurs, be entitled to receive the benefits provided in Section 4 hereof. Executive shall evidence a voluntary termination for Good Reason by written notice to the Company given within 60 days after the date of the occurrence of any event that Executive knows or should reasonably have known constitutes Good Reason for voluntary termination. Such notice need only identify Executive and set forth in reasonable detail the facts and circumstances claimed by Executive to constitute Good Reason.

         3. Definitions

         (i) A "Change in Control" shall mean:

                  (a) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or successor provision thereto, whether or not the Company is then subject to such reporting requirement including, without limitation, any of the following events:

                           (I) the consummation of any consolidation or merger
                  of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the consolidation or merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or

                           (II) any sale, lease, exchange or other transfer (in
                  one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company;

                  (b) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities;

                  (c) the Continuing Directors (as defined in Section 3(v) hereof) cease to constitute a majority of the Company's Board of Directors; or

                  (d) the majority of the Continuing Directors determine in their sole and absolute discretion that there has been a change in control of the Company.

         (ii) "Good Reason" shall mean the occurrence of any of the following events, except for the occurrence of such an event in connection with the termination or reassignment of Executive's employment by the Company (or any other Apogee Entity then employing Executive) for Cause, for Disability or for death:

                  (a) the assignment to Executive of employment duties or responsibilities which are not of comparable responsibility and status as the employment duties and responsibilities held by Executive immediately prior to a Change in Control, or a change in Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of Executive from or any failure to reelect or reappoint Executive to any of such positions, except in connection with the termination of his employment for Disability, retirement or Cause, or as a result of Executive's death, or by Executive other than for Good Reason;

                  (b) a reduction by the Company (or any other Apogee Entity then employing Executive) in Executive's base salary as in effect immediately prior to a Change in Control or as the same may be increased from time to time during the term of this Agreement or the Company's (or any other Apogee Entity then employing Executive) failure to increase Executive's base salary (within 12 months of Executive's last increase in base salary) after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the average percentage increase in base salary for all executive officers of the Company effected during the preceding 12 months;

                  (c) any failure by the Company (or any other Apogee Entity then employing Executive) to continue in effect any incentive plan or arrangement (including, without limitation, any incentive compensation plan, long-term incentive plan, bonus or contingent bonus arrangements or credits, the right to receive performance awards, or similar incentive compensation benefits) in which Executive is participating, or is eligible to participate, at the time of a Change in Control of the Company (or any other plans or arrangements providing Executive with substantially similar benefits) or the taking of any action by the Company (or such other Apogee Entity), including an amendment or modification to any such plan or arrangement (except as may be required by applicable law), which would adversely affect Executive's participation in any such plan or arrangement;

                  (d) the Company's (or any other Apogee Entity then employing Executive) requiring Executive to be based anywhere other than within 50 miles of Executive's office location immediately prior to a Change in Control, except for requirements of temporary travel on the Company's business to an extent substantially consistent with Executive's business travel obligations immediately prior to a Change in Control;

                  (e) except to the extent otherwise required by applicable law, the failure by the Company (or any other Apogee Entity then employing Executive) to continue in effect any benefit or compensation plan, stock ownership plan, stock purchase plan, bonus plan, life insurance plan, health-and-accident plan or disability plan in which Executive is participating or is eligible to participate immediately prior to a Change in Control (or plans providing Executive with substantially similar benefits), the taking of any action by the Company (or such other Apogee Entity) which would adversely affect Executive's participation in, or materially reduce Executive's benefits under, any of such plans or deprive Executive of any material fringe benefit enjoyed by Executive immediately prior to such Change in Control;

                  (f) the failure by the Company (or any other Apogee Entity then employing Executive) to provide Executive with the number of paid vacation days to which Executive is entitled immediately prior to such Change in Control in accordance with the Company's (or any other Apogee Entity's) vacation policy as then in effect;

                  (g) the failure by the Company to obtain, as specified in
         Section 5(i) hereof, an assumption of the obligations of the Company to perform this Agreement by any successor to the Company; or

                  (h) any material breach by the Company of this Agreement.

         (iii) "Cause" shall mean termination by the Company (or any other Apogee Entity then employing Executive) of Executive's employment based upon (a) the willful and continued failure by Executive substantially to perform his duties and obligations (other than any such failure resulting from his incapacity due to physical or mental illness or any such actual or anticipated failure resulting from Executive's termination for Good Reason) or (b) the willful engaging by Executive in misconduct which is materially injurious to the Company, monetarily or otherwise. For purposes of this Section 3(iii), no action or failure to act on Executive's part shall be considered "willful" unless done, or omitted to be done, by Executive in bad faith and without reasonable belief that his action or omission was in the best interests of the Company.

         (iv) "Disability" shall mean any physical or mental condition which would qualify Executive for a disability benefit under any long-term disability plan maintained by the Company (or any other Apogee Entity then employing Executive) either before or after a Change in Control.

         (v) "Continuing Director" shall mean any person who is a member of the Board of Directors of the Company, who is not an Acquiring Person (as hereinafter defined) or an Affiliate or Associate (as hereinafter defined) of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who (a) was a member of the Board of Directors on the date of this Agreement as first written above or (b) subsequently becomes a member of the Board of Directors, if such person's initial nomination for election or initial election to the Board of Directors is recommended or approved by a majority of the Continuing Directors. For purposes of this Section 3(v): "Acquiring Person" shall mean any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who or which, together with all Affiliates and Associates of such person, is the Beneficial Owner of 10% or more of the shares of Common Stock of the Company then outstanding, but shall not include the Company, any subsidiary of the Company or any Executive benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of Common Stock organized, appointed or established for, or pursuant to the terms of, any such plan; and "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

         4. Benefits upon Termination under Section 2(ii)(c) After a Change in Control

         (i) Upon the termination (voluntary or involuntary) of the employment of Executive pursuant to Section 2(ii)(c) hereof, Executive shall be entitled to receive the benefits specified in this Section 4. The amounts due to Executive under subparagraphs (a), (b), (c) or (d) of this Section 4(i) shall be paid to Executive not later than one business day prior to the date that the termination of Executive's employment becomes effective (the "Employment Termination Date"). All benefits to Executive pursuant to this Section 4(i) shall be subject to any applicable income, payroll or other taxes required by law to be withheld.

                  (a) The Company shall pay to Executive (x) the full base salary earned by him and unpaid through the date that the termination of Executive's employment becomes effective, at the rate in effect at the time written notice of termination (voluntary or involuntary) was given, (y) any amount earned by Executive as a bonus with respect to the fiscal year of the Company preceding the termination of his employment if such bonus has not theretofore been paid to Executive, and (z) an amount representing credit for any vacation earned or accrued by him but not taken;

                  (b) In lieu of any further base salary payments to Executive for periods subsequent to the date that the termination of Executive's employment becomes effective, the Company shall pay as severance pay to Executive (a "Severance Payment") a lump-sum cash amount equal to the sum of:

                           (I) an amount equal to the bonus Executive earned
                  with respect to the fiscal year of the Company preceding the termination of his employment, or Executive's maximum target bonus for the fiscal year in which the Employment Termination Date occurs, whichever is greater (the "Target Bonus"), multiplied by a fraction, the numerator of which is equal to the number of full months in the year Executive terminates employment that have elapsed at the Employment Termination Date, and the denominator of which is twelve (12), plus

                           (II) twenty-four (24) times the sum of (A)
                  Executive's monthly base salary (as in effect in the month preceding the month in which the termination becomes effective or as in effect in the month preceding the Change in Control, whichever is higher) and (B) one-twelfth (1/12) of the Target Bonus;

                  (c) Notwithstanding any provision to the contrary in the Amended and Restated 1987 Apogee Enterprises, Inc. Partnership Plan (the "Partnership Plan") (or in any other agreement or plan in existence between the Company and Executive at the Employment Termination Date), any rights Executive may have at any time under the Partnership Plan and which are deferred at the time of the Employment Termination Date shall immediately become vested and the Company shall pay to Executive any amounts due or which have been promised under the Partnership Plan to Executive;

                  (d) The Company shall also pay to Executive all legal fees and expenses incurred by Executive as a result of such termination of employment (including all fees and expenses, if any, incurred by Executive in seeking to obtain or enforce any right or benefit provided to Executive by this Agreement whether by arbitration or otherwise);

                  (e) Notwithstanding any other agreement in existence between the Company and Executive at the Employment Termination Date, all stock options or shares of restricted stock owned or held by Executive or promised to be payable to Executive by the Company shall be immediately vested in Executive without further restriction and Executive shall be treated at that time as the unrestricted owner of such Company stock options and stock, subject to applicable constraints under federal and state securities laws; and

                  (f) Any and all contracts, agreements or arrangements between the Company and/or any other Apogee Entity and Executive prohibiting or restricting Executive from owning, operating, participating in, or providing employment or consulting services to, any business or company competitive with the Company or such other Apogee Entity at any time or during any period after the Employment Termination Date, shall be deemed terminated and of no further force or effect as of the Employment Termination Date, to the extent, but only to the extent, such contracts, agreements or arrangements so prohibit or restrict Executive; provided that, the foregoing provision shall not constitute a license or right to use any proprietary information of the Company or such other Apogee Entity and shall in no way affect any such contracts, agreements or arrangements insofar as they relate to nondisclosure and nonuse of proprietary information of the Company or such other Apogee Entity notwithstanding the fact that such nondisclosure and nonuse may prohibit or restrict Executive in certain competitive activities.

         (ii) Executive shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise. The amount of any payment or benefit provided in this Section 4 shall not be reduced by any compensation earned by Executive as a result of any employment by another employer.

         (iii) Upon the occurrence of a Change in Control, the Company shall cause its independent auditors promptly to review, at the Company's sole expense, the applicability of Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") to the "Total Payments" (as defined in Section 4(iv) below) to be received by Executive. If such auditors determine that, after taking into account the provisions of Section 4(iv) hereof, any of the Total Payments would be subject to the excise tax imposed by Section 4999 of the Code, or any interest or penalties with respect to such tax (such excise tax, together with interest and penalties, are collectively referred to as the "Excise Tax"), then, in addition to any amounts payable under foregoing provisions of this
Section 4, the Company shall pay an additional cash payment (a "Gross-Up Payment") within 30 days of such determination equal to the Excise Tax imposed on the Total Payments, including any Excise Tax or any other income taxes that may be imposed on such Gross-Up Payment. If no determination by the Company's auditors is made prior to the time a tax return reflecting the Total Payments is required to be filed by Executive, Executive will be entitled to receive a Gross-Up Payment calculated on the basis of the Total Payments reported by him in such tax return, within 30 days of the filing of such tax return. In all events, if any tax authority determines that a greater Excise Tax should be imposed on the Total Payments than is determined by the Company's independent auditors or reflected in Executive's tax return pursuant to this subparagraph
(iii), Executive shall be entitled to receive the full Gross-Up Payment calculated on the basis of the amount of Excise Tax determined to be payable by such tax authority from the Company within 30 days of such determination.

         (iv) As used herein, "Total Payments" shall mean, collectively, any payment or benefit received or to be received by Executive in connection with a Change in Control of the Company or termination of Executive's employment (whether payable pursuant to the terms of this Agreement or any other plan, contract, agreement or arrangement with the Company, with any person whose actions result in a Change in Control of the Company or with any person constituting a member of an "affiliated group" as defined in Section 280G(d)(5) of the Code) with the Company or with any person whose actions result in a Change in Control of the Company. For purposes of calculating Total Payments,
(a) no portion of the Total Payments the receipt or enjoyment of which Executive shall have effectively waived in writing prior to the date of payment of the Severance Payment shall be taken into account; (b) no portion of the

Total Payments shall be taken into account which in the opinion of tax counsel selected by the Company and acceptable to Executive does not constitute a "parachute payment" within the meaning of Section 280G(b)(2) of the Code; (c) the value of any benefit provided by Section 4(i)(f) of this Agreement shall not be taken into account in computing Total Payments; and (d) the value of any other non-cash benefit or of any deferred cash payment included in the Total Payments shall be determined by the Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. In case of uncertainty as to whether all or some portion of a payment is or is not payable to Executive under this Agreement, the Company shall initially make the payment to Executive, and Executive agrees to refund to the Company any amounts ultimately determined not to have been payable under the terms hereof.

         5. Successors and Binding Agreement

         (i) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), by agreement in form and substance satisfactory to Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Executive to compensation from the Company in the same amount and on the same terms as Executive would be entitled hereunder if Executive terminated his employment after a Change in Control for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Employment Termination Date. As used in this Agreement, "Company" shall mean the Company and any successor to its business and/or assets which executes and delivers the agreement provided for in this
Section 5(i) or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (ii) This Agreement is personal to Executive, and Executive may not assign or transfer any part of his rights or duties hereunder, or any compensation due to him hereunder, to any other person. Notwithstanding the foregoing, this Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, heirs, distributees, devisees and legatees.

         6. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in the Minneapolis-St. Paul metropolitan area, in accordance with the applicable rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. In the event that Executive engages counsel to arbitrate any dispute hereunder (which arbitration results in an award to Executive of any kind) or to enforce such an award, all costs and expenses incurred by Executive, including reasonable attorney's fees and expenses, with respect to such arbitration or enforcement thereof shall be reimbursed to Executive by the Company promptly upon Executive's submission of a request therefor.

         7. Modification; Waiver. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in a writing signed by Executive and such officer as may be specifically designated by the Board of Directors of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

         8. Notice. All notices, requests, demands and all other communications required or permitted by either party to the other party by this Agreement (including, without limitation, any notice of termination of employment and any notice of an intention to arbitrate) shall be in writing and shall be deemed to have been duly given when delivered personally or received by certified or registered mail, return receipt requested, postage prepaid, at the address of the other party, as first written above (directed to the attention of the Board of Directors and Corporate Secretary in the case of the Company). Either party hereto may change its address for purposes of this Section 8 by giving 15 days' prior notice to the other party hereto.

         9. Severability. If any term or provision of this Agreement or the application hereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         10. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         11. Governing Law. This Agreement has been executed and delivered in the State of Minnesota and shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota, including all matters of construction, validity and performance.

         12. Effect of Agreement; Entire Agreement. The Company and Executive understand and agree that this Agreement is intended to reflect their agreement only with respect to payments and benefits upon termination in certain cases and is not intended to create any obligation on the part of either party to continue employment. This Agreement supersedes any and all other oral or written agreements or policies made relating to the subject matter hereof and constitutes the entire agreement of the parties relating to the subject matter hereof; provided that this Agreement shall not supersede or limit in any way Executive's rights under any benefit plan, program or arrangements in accordance with their terms.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by a duly authorized director and officer, and Executive has hereunto set his hand, all as of the date first written above.

                                    APOGEE ENTERPRISES, INC.


                                    By
                                       -----------------------------------------
                                       Russell Huffer
                                       Its Chief Executive Officer and President


                                    EXECUTIVE

                                    --------------------------------------------

                                    --------------------------------------------